UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2014 (February 12, 2014)
Date of Report (Date of earliest event reported)

Caesars Acquisition Company
(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

Attached and incorporated herein by reference, as Exhibit 99.1, is a copy of the press release announcing the acquisition of Pacific Interactive UK Limited, a company based in the United Kingdom, by Caesars Interactive Entertainment, Inc., an affiliate of the Registrant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

99.1 Text of press release, dated February 13, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2014	CAESARS ACQUISITION COMPANY

By: /s/ Craig J. Abrahams
Craig J. Abrahams
Chief Financial Officer and Secretary